Exhibit 32.1

                           SECTION 1350 CERTIFICATION

In connection with the quarterly report of InZon Corporation
(formerly W-J International, Ltd.) ("Company") on Form 10-QSB for the quarter ended March 31, 2005 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dated indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that to their knowledge:

1.	The Report fully complies with the requirements of Section 13(a)
or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 18, 2005              By: /s/ David F. Levy
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		 		    	David F. Levy
                                        Chief Executive Officer


Dated: August 18, 2005              By: /s/ Richard Dea
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		 		    	Richard Dea
                                        Chief Financial Officer